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                       STATEMENT OF ADDITIONAL INFORMATION
                     THE 59 WALL STREET EUROPEAN EQUITY FUND
                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND
                   21 Milk Street, Boston, Massachusetts 02109
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         The 59 Wall Street  European  Equity Fund (the "European  Equity Fund")
and The 59 Wall Street Pacific Basin Equity Fund (the "Pacific Basin Equity Fund") (each a "Fund" and collectively the "Funds") are separate portfolios of The 59 Wall Street Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is designed to enable investors to participate in the opportunities available in foreign equity markets. The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that a Fund's investment objective will be achieved.

         The Corporation seeks to achieve the investment objective of the European Equity Fund and the Pacific Basin Equity Fund by investing all of the Fund's assets in a corresponding open-end investment company having the same investment objective as the Fund. The European Equity Fund invests in the European Equity Portfolio and the Pacific Basin Equity Fund invests in the Pacific Basin Equity Portfolio (each, a "Portfolio" and, collectively, the "Portfolios")

         Brown Brothers Harriman & Co. is each Portfolio's investment adviser (the "Investment Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated March 1, 1999, a copy of which may be obtained from the Corporation at the address noted above.


                                Table of Contents

                                                                                Cross-Reference
                                                                       Page     to Page in Prospectus

Investments
         Investment Objective and Policies  .  .  .  .  .              3               3-5
         Investment Restrictions   .  .  .  .  .  .  .  .              9
Management
         Directors and Officers .  .  .  .  .  .  .  .  .             12
         Investment Adviser  .  .  .  .  .  .  .  .  .  .             17                10
         Administrator .  .  .  .  .  .  .  .  .  .  .  .                               18
         Distributor   .  .  .  .  .  .  .  .  .  .  .  .                               20
         Shareholder Servicing Agent,
         Financial Intermediaries and Eligible Institutions .  .   .  20-22
         Custodian, Transfer and Dividend Disbursing Agent            22

                                Table of Contents
                                                           Cross-Reference
                                                    Page   to Page in Prospectus

Independent Auditors                                22
Net Asset Value; Redemption in Kind   .  .  .  .    22              10
Computation of Performance   .  .  .  .  .  .  .    24
Purchases and Redemptions                           25
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .    26
Description of Shares  .  .  .  .  .  .  .  .  .    29
Portfolio Brokerage Transactions .  .  .  .  .  .   31
Financial Statements   .  .  .  .  .  .  .  .  .    34
Appendix                                            34

    The date of this Statement of Additional Information is November 1, 1999.

INVESTMENT OBJECTIVE AND POLICIES
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         The following  supplements the information  contained in the Prospectus concerning the investment objective, policies and techniques of each Portfolio. In response to adverse market, economic, political or other conditions, the Investment Adviser may make temporary investments for the Portfolios that are
not  consistent   with  its  investment   objective  and  principal   investment
strategies. Such investments may prevent the Portfolios from achieving their investment objective.

                               Equity Investments

Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                              Domestic Investments

The assets of the Portfolios are not invested in domestic securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

                                Options Contracts

Options on Stock. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stocks may be purchased for a Portfolio, although in each case the current intention is not to do so in such a manner that more than 5% of a Portfolio's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made for a Portfolio at any time prior to the expiration of the option which involves selling the option previously purchased.

Covered call options may also be sold (written) on stocks for a Portfolio, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for a Portfolio, although the current intention is not to do so in a manner that more than 5% of a Portfolio=s net assets would be at risk. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the New York Stock Exchange Composite Index (New York Stock Exchange), The Financial Times-Stock Exchange 100 (London Traded Options Market), the Nikkei 225 Stock Average (Osaka Securities Exchange) and Tokyo Stock Price Index (Tokyo Stock Exchange).

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price ("strike price"), an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier". Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received is equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple.

The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for a Portfolio is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

  Options on Currencies. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on currencies may be purchased for a Portfolio, although the current intention is not to do so in a manner that more than 5% of a Portfolio=s net assets would be at risk. A call option on a currency gives the purchaser of the option the right to buy the underlying currency at a fixed price, either at any time during the option period (American style) or on the expiration date (European style). Similarly, a put option gives the purchaser of the option the right to sell the underlying currency at a fixed price, either at any time during the option period or on the expiration date. To liquidate a put or call option position, a "closing sale transaction" may be made for a Portfolio at any time prior to the expiration of the option, such a transaction involves selling the option previously purchased. Options on currencies are traded both on recognized exchanges (such as the Philadelphia Options Exchange) and over-the counter.

         The value of a currency option purchased for a Portfolio depends upon future changes in the value of that currency before the expiration of the option. Accordingly, the successful use of options on currencies for a Portfolio is subject to the Investments Adviser's ability to predict future changes in the value of currencies over the short term. Brokerage costs are incurred in the purchase of currency options and an incorrect assessment of future changes in the value of currencies may result in a poorer overall performance than if such a currency had not been purchased.

                                Futures Contracts

      Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for a Portfolio. Futures contracts on foreign currencies may also be entered into for each Portfolio, although in each case the current intention is not to do so.

      In order to assure that a Portfolio is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each Portfolio enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a Portfolio's assets.

      Futures Contracts provided for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for a Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for a Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

      In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures position taken for a Portfolio would rise in value by an amount which approximately offsets the decline in value of the portion of that Portfolio's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

      The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of a Portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts for a Portfolio is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the shore term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

      When a Portfolio enters into a Futures Contract, it may be initially required to deposit with that Portfolio's custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initially margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash or eligible securities called "variation margin", with that Portfolio's futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

      Currently, investments in Futures Contracts on non-U.S. stock indexes by U.S. investors, such as the Portfolios, can be purchased on such non-U.S. stock indexes as the Osaka Stock Exchange (OSE), Tokyo Stock Exchange (TSE), Hong Kong Futures Exchange (HKFE), Singapore International Monetary Exchange (SIMEX), London International Financial Futures and Options Exchange (LIFFE), Marche a Terme International de France (MATIF), Sydney Futures Exchange Ltd. (SFE), Meff Sociedad Rectora de Productos Financieros Derivados de Renta Variable, S.A. (MEFF RENTA VARIABLE), Deutsche Terminbsrse (DTB), Italian Stock Exchange (ISE), The Amsterdam Exchange (AE), and London Securities and Derivatives Exchange, Ltd. (OMLX).

      Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

      Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of a Portfolio's portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which that Portfolio seeks a hedge.

                          Loans of Portfolio Securities

         Loans up to 30% of the total value of the a Portfolio are permitted. Securities of a Portfolio may be loaned if such loans are secured continuously by cash or equivalent liquid short term securities as collateral or by an irrevocable letter of credit in favor of a Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending the securites of a Portfolio, that Portfolio=s income can be increased by that Portfolio=s continuing to receive income on the loaned securities as well as by the opportunity for that Portfolio to receive income on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by a Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to a Portfolio. Securities are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Corporation, a Portfolio or Brown Brothers Harriman & Co.

                             Short-Term Investments

         Although it is intended that the assets of each Portfolio stay invested in the securities described above and in the Prospectus to the extent practical in light of that Portfolio's investment objective and long-term investment perspective, a Portfolio's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when a Portfolio experiences large cash inflows through issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with that Portfolio's investment objective are unavailable in sufficient quantities, assets of that Portfolio may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time a Portfolio's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets may be invested in non-U.S. dollar denominated and U.S. dollar denominated bank deposits and short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for each Portfolio in demand deposit accounts with the Portfolios= custodian bank.

                              Government Securities

         The assets of each Portfolio may be invested in securities issued by the U.S. Government or sovereign foreign governments, their agencies or instrumentalities. These securities include notes and bonds, zero coupon bonds and stripped principal and interest securities.

                              Restricted Securities

         Securities that have legal or contractual restrictions on their resale may be acquired for a Portfolio. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities for a Portfolio reflects any limitation on their liquidity.

                              Repurchase Agreements

         Repurchase agreements may be entered into for a Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from a Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of a Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one week from the effective date of the repurchase agreement. A Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value, including accrued interest, at least equal to 100% of the dollar amount invested on behalf of that Portfolio in each agreement along with accrued interest. Payment for such securities is made for that Portfolio only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company (the "Custodian"). If the Lender defaults, a Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of a Portfolio may be delayed or limited in certain circumstances.

                   When-Issued and Delayed Delivery Securities

         Securities may be purchased for a Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to a Portfolio until delivery and payment take place. At the time the commitment to purchase securities for a Portfolio on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining that Portfolio's net asset value. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, a Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for a Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of that Portfolio's total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

                          Investment Company Securities

         Subject to applicable statutory and regulatory limitations, the assets of each Portfolio may be invested in shares of other investment companies. Under the 1940 Act, assets of either Portfolio may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of that Portfolio's total assets would be so invested, (ii) 5% or less of the market value of that Portfolio's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by that Portfolio. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

INVESTMENT RESTRICTIONS
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         Each Fund and  Portfolio  is operated  under the  following  investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be.


         Except that the Corporation may invest all of each Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, neither Portfolio nor the Corporation, with respect to the Funds, may:

(1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares or the withdrawal of part or all of an interest in a Portfolio, as the case may be, while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;



(2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;



(3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;



(4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;



(5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;



(6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);



(7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);



(8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);



(9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;



(10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or



(11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than U.S. Government obligations) or more than 10% of its total assets in the outstanding voting securities of any one issuer; provided, however, that up to 25% of its total assets may be invested without regard to this restriction, and provided further, that neither Fund shall be subject to this restriction.



         Non-Fundamental Restrictions. Each Portfolio or the Corporation, on behalf of each Fund, may not as a matter of operating policy (except that the Corporation may invest all of each Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it; (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (iii) invest less than 65% of the value of the total assets of each Fund in equity securities of companies based in countries in which that Fund may invest. For these purposes, equity securities are defined as common stock, securities convertible into common stock, rights and warrants, and include securities purchased directly and in the form of American Depository Receipts, Global Depository Receipts or other similar securities representing common stock of foreign-based companies. These policies are not fundamental and may be changed for a Fund without investor approval.



         Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy. . If a Fund's and its corresponding Portfolio's respective investment restrictions relating to any particular investment practice or policy are not consistent, each Portfolio has agreed with the Corporation, on behalf of each Fund, that the Portfolio will adhere to the more restrictive limitation.


DIRECTORS AND OFFICERS

-------------------------------------------------------------------

         The Corporation's Directors, in addition to supervising the actions of the Administrator of the Corporation and Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Portfolio's Trustees, in addition to supervising the actions of the Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to the Portfolio.

         Because of the services  rendered to the  Portfolio  by the  Investment
Adviser and to the Corporation and the Portfolio by their respective Administrators, the Corporation and the Portfolio require no employees, ans their respective officers, other than the Chairmen, receive no compensation from the Fund or the Portfolio.

         The Directors and executive officers of the Corporation and the Portfolio, their principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

         DIRECTORS OF THE CORPORATION AND THE PORTFOLIO

         The Corporation's Directors, in addition to supervising the actions of the Administrator of the Corporation and Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Portfolios' Trustees, in addition to supervising the actions of each Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to each Portfolio.

         Because of the services rendered to each Portfolio by the Investment Adviser and to the Corporation and each Portfolio by their respective Administrators, the Corporation and each Portfolio require no employees, and their respective officers, other than the Chairmen, receive no compensation from the Funds or the Portfolios.

         The Directors and executive officers of the Corporation and the Portfolios, their principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

         DIRECTORS OF THE CORPORATION AND THE PORTFOLIOS


         J.V. SHIELDS, JR.* - Chairman of the Board and Director; Trustee of The 59 Wall Street Trust; Trustee of the Portfolio Complex(1) (since October 1999); Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(2). Vice Chairman and Trustee of New York Racing Association. His business address is Shields & Company, 140 Broadway, New York, NY 10005.

         EUGENE P. BEARD** - Director; Trustee of The 59 Wall Street Trust; Trustee of the Portfolio Complex (since October 1999); Executive Vice President
- Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.

         DAVID P. FELDMAN** - Director; Trustee of The 59 Wall Street Trust; Trustee of the Portfolio Complex (since October 1999); Retired; Vice President and Investment Manager of AT&T Investment Management Corporation (prior to October 1997); Director of Dreyfus Mutual Funds, Jeffrey Co. and Heitman Financial. His business address is 3 Tall Oaks Drive, Warren, NJ 07059.

         ALAN G. LOWY - Director; Trustee of The 59 Wall Street Trust; Trustee of the Portfolio Complex (since October 1999); Private Investor; Secretary of the Los Angeles County Board of Investments (prior to March 1995).
His business address is 4111 Clear Valley Drive, Encino, CA 91436.

         ARTHUR D. MILTENBERGER** - Director; Trustee of The 59 Wall Street Trust; Trustee of the Portfolio Complex (since October 1999); Retired, Executive Vice President and Chief Financial Officer of Richard K. Mellon and Sons (prior to June 1998); Treasurer of Richard King Mellon Foundation (prior to June 1998); Vice President of the Richard King Mellon Foundation; Trustee, R.K. Mellon Family Trusts; General Partner, Mellon Family Investment Company IV, V and VI; Director of Aerostructures Corporation (since 1996) (2). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.

         RICHARD L. CARPENTER** - Director and Trustee of The 59 Wall Street Trust (since October 1999); Trustee of the Portfolio Complex; Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Director of The 59 Wall Street Fund, Inc. (since October 1999); Retired; Director of Investments, Pennsylvania Public School Employees' Retirement System (prior to December
1997). His business address is 12664 Lazy Acres Court, Nevada City, CA 95959.

         CLIFFORD A. CLARK** - Director and Trustee of The 59 Wall Street Trust (since October 1999); Trustee of the Porfolio Complex; Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Director of The 59 Wall Street Fund, Inc. (since October 1999); Retired. His business address is 42 Clowes Drive, Falmouth, MA 02540.

         DAVID M. SEITZMAN** - Director and Trustee of The 59 Wall Street Trust (since October 1999); Trustee of the Porfolio Complex; Director of The 59 Wall Street Fund, Inc. (since October 1999); Physician, Private Practice. His business address is 7117 Nevis Road, Bethesda, MD 20817.

         J. ANGUS IVORY - Director and Trustee of The 59 Wall Street Trust (since October 1999); Trustee of the Portfolio Complex (since October 1999); Director of The 59 Wall Street Fund, Inc. (since October 1999); Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Director of Brown Brothers Harriman Ltd., subsidiary of Brown Brothers Harriman & Co.; Director of Old Daily Saddlery; Advisor, RAF Central Fund; Committee Member, St. Thomas Hospital Pain Clinic (since 1999).

OFFICERS OF THE CORPORATION AND THE PORTFOLIOS

         PHILIP W. COOLIDGE - President; Chief Executive Officer and President of Signature Financial Group, Inc.("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and 59 Wall Street Administrators, Inc.
("59 Wall Street Administrators").

         JAMES E. HOOLAHAN - Vice President; Senior Vice President of SFG.

         JOHN R. ELDER - Treasurer; Vice President of SFG (since April 1995); Treasurer of Phoenix Family of Mutual Funds (prior to April 1995).

         LINDA T. GIBSON - Secretary, Senior Vice President and Secretary of SFG; Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators.

         SUSAN  JAKUBOSKI  -  Assistant   Treasurer;   Assistant  Treasurer  and
Assistant Secretary of the Portfolio; Assistant Secretary, Assistant Treasurer and Vice President of Signature Financial Group (Cayman) Limited.

         LINWOOD C. DOWNS - Assistant Treasurer; Senior Vice President and Treasurer of SFG.

         MOLLY S. MUGLER -- Assistant Secretary; Legal Counsel and Assistant Secretary of SFG; and Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators.

         CHRISTINE D. DORSEY - Assistant Secretary; Vice President of SFG (since January 1996); Paralegal and Compliance Officer, various financial companies
(July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).
-------------------------

         * Mr. Shields is an "interested person" of the Corporation and the Portfolios because of his affiliation with a registered broker-dealer.

         ** These Trustees are members of the Audit Committee of the Corporation or the Portfolios, as the case may be.

(1) The Portfolio Complex consist of the following active investment companies: U.S. Money Market Portfolio, U.S. Small Company Portfolio, U.S. Equity Portfolio, European Equity Portfolio, Pacific Basin
         Equity Portfolio  and   International   Equity  Portfolio  and  the
         following   inactive   investment   company: Inflation-Indexed
         Securities Portfolio.

(2) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(3) Richard K. Mellon and Sons, Richard King Mellon Foundation, R.K. Mellon Family Trusts, Mellon Family Investment Company IV, V and VI and Aerostructures Corporation, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a trust, an investment company and an aircraft manufacturer, respectively.

         Each Director and officer of the Corporation listed above holds the equivalent position with The 59 Wall Street Trust. The address of each officer of the Corporation is 21 Milk Street, Boston, Massachusetts 02109. Messrs. Coolidge, Hoolahan, Elder and Downs, and Mss. Gibson, Jakuboski, Mugler and Drapeau also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serve as the principal underwriter.

         Except for Mr. Shields, no Director/Trustee is an "interested person" of the Corporation or the Portfolios as that term is defined in the 1940 Act.

Directors of the Corporation and the Portfolios

         The Directors of the Corporation and the Trustees of the Portfolios receive a base annual fee of $15,000 (except the Chairmen who receive a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation, all series of The 59 Wall Street Trust and the Portfolios and any other active Portfolios having the same Board of Trustees based upon their respective net assets. In addition, each series of the Corporation and The 59
Wall Street Trust, the Portfolios and any other active Portfolios which has commenced operations pays an annual fee to each Directors/Trustee of $1,000.


                                            Pension or                          Total
                           Aggregate        Retirement                          Compensation
                           Compensation     Benefits Accrued  Estimated Annual  from Fund
Name of Person,            from the Fund    as Part of        Benefits upon     Complex* Paid
Position                   Complex*         Fund Expenses     Retirement        to  Directors/Trustees

J.V. Shields, Jr.,         $19,584          none                none              $31,000
Director/Trustee

Eugene P. Beard,           $15,828          none                none              $26,000
Director/Trustee

Richard L. Carpenter**,    $11,970          none                none              $15,000
Director/Trustee

Clifford A. Clark**,       $11,970          none                none              $15,000
Director/Trustee

David P. Feldman,          $15,828          none                none              $26,000
Director/Trustee

J. Angus Ivory**,          $0               none                none              $0
Director/Trustee

Alan G. Lowy,              $15,828          none                none              $26,000
Director/Trustee

Arthur D. Miltenberger,    $15,828          none                none              $26,000
Director/Trustee

David M. Seitzman**,       $11,970          none                none              $15,000
Director/Trustee


* The Fund Complex consists of the Corporation, The 59 Wall Street Trust (which currently consists of three series) and the seven Portfolios.

**Prior to October 22, 1999,  these Trustees  received no  compensation  from the Corporation or The 59 Wall Street
Trust.

         By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement with each Portfolio and the Administration Agreement with each Fund, and by Brown Brothers Harriman Trust Company under the Administration Agreement with each Portfolio (see "Investment Adviser" and "Administrators"), neither the Corporation nor the Portfolios requires employees other than its officers, and none of its officers devote full time to the affairs of the Corporation or the Portfolios, as the case may be, or, other than the Chairmen, receive any compensation from the Fund or the Portfolios.

         As of September 30, 1999, the Directors/Trustees and officers of the Corporation and the Portfolio as a group owned less than 1% of the outstanding shares of the Corporation and less than 1% of the aggregate beneficial interests in the Portfolio. At the close of business on that date no person, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of the Fund nor more than 5% of the aggregate beneficial interests in the Portfolio except that Moose International owned 102,734 (6.28%) shares of the Pacific Basin Equity Fund. However, as of that date, partners of Brown Brothers Harriman & Co. and their immediate families owned 85,872 (2.2%) and 42,855 (2.3%)shares, respectively, of the European Equity Fund and the Pacific Basin Equity Fund. Also, Brown Brothers Harriman & Co. Employee Pension Plan on that date held 30,297 (0.8%) shares of the European Equity Fund. Brown Brothers Harriman & Co. and its affiliates separately are able to direct the disposition of an additional 2,199,279 (55.3%) and 1,032,064 (54.2%) shares, respectively, of the European Equity Fund and the Pacific Basin Equity Fund, as to which shares Brown Brothers Harriman & Co.
disclaims beneficial ownership.

INVESTMENT ADVISER

-------------------------------------------------------------------

         Prior to November 1, 1999, Brown Brothers Harriman & Co. managed the assets of the Fund pursuant to an Investment Advisory Agreement. This Agreement was terminated by the Corporation, on behalf of the Fund, effective as of October 31, 2999 pursuant to previous approval by the Fund's shareholders on September 23, 1993 of certain changes in the Fund's investment restrictions which enabled all of the Fund's investable assets to be invested in the Portfolio.

         Currently, under its Investment Advisory Agreements with each Portfolio, subject to the general supervision of each Portfolio's Trustees and in conformance with the stated policies of each Portfolio, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to each Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman & Co. to make the day-to-day investment decisions for each Portfolio, to place the purchase and sale orders for the portfolio transactions of each Portfolio and to manage, generally, each Portfolio's investments.

         The Investment Advisory Agreements between Brown Brothers Harriman & Co. and each Portfolio is dated December 15, 1993. Each agreement remains in effect for two years from its date and thereafter, but only so long as such agreement is specifically approved with respect to the Portfolio at least annually (i) by a vote of the holders of a "majority of outstanding voting securities" (as defined in the 1940 Act) of that Portfolio or by that
Portfolio's Trustees, and (ii) by a vote of a majority of that Portfolio's Trustees who are not parties to that Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement was most recently approved by the Independent Trustees on November 10, 1998. Each Investment Advisory Agreement terminates automatically if assigned and is terminable with respect to each Portfolio at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Portfolio. (See "Additional Information".)

         With respect to the European Equity Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of that Portfolio's average daily net assets. The advisory fee is the same as the fee paid by the European Equity Fund prior to November 1, 1999. For the fiscal years ended October 31, 1996, 1997 and 1998, the European Equity Fund incurred $847,451, $1,012,388 and $1,045,922, respectively, for advisory services.

         With respect to the Pacific Basin Equity Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of that Portfolio's average daily net assets. The advisory fee is the same as the fee paid by the Pacific Basin Equity Fund prior to November 1, 1999. For the fiscal years ended October 31, 1996, 1997 and 1998, the Pacific Basin Equity Fund incurred $924,243, $931,879 and $281,852, respectively, for advisory services.

         The investment advisory services of Brown Brothers Harriman & Co. to each Portfolio are not exclusive under the terms of the Investment Advisory Agreements. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co. dated September 5, 1990, as amended as of December 15, 1993, the Corporation may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between the Corporation or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Corporation to change its name and the name of each Portfolio to eliminate all reference to "59 Wall Street".
     Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Funds. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing investment advisory, administrative or shareholder servicing/eligible institution functions. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with a Portfolio or were prohibited from acting in such capacity, it is expected that the Trustees would recommend to the investors that they approve a new investment advisory agreement for such Portfolio with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its Shareholder Servicing Agreement, Eligible Institution Agreement or Administration Agreement with the Corporation or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Corporation and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Corporation might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

ADMINISTRATORS
---------------------------------------------------------------

         Brown Brothers Harriman & Co. acts as Administrator of the Corporation and Brown Brothers Harriman Trust Company acts as Administrator of each Portfolio. Brown Brothers Harriman Trust Company is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

     In its capacity as Administrator of the Corporation, Brown Brothers Harriman & Co. administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Funds' Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Funds' prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Funds and reports to shareholders and the Securities and Exchange Commission.

     Brown Brothers Harriman Trust Company, in its capacity as Administrator of each Portfolio, administers all aspects of the Portfolios' operations subject to the supervision of the Portfolios' Trustees except as set forth above under "Investment Adviser". In connection with its responsibilities as Administrator for each Portfolio and at its own expense, Brown Brothers Harriman Trust Company
(i) provides the Portfolios with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolios, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolios, notification to the Investment Adviser of available funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to the Portfolios by others, including the Custodian; (iii) provides the Portfolios with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolios' registration statement for filing with the Securities and Exchange Commission, and the preparation of tax returns for the Portfolios and reports to investors and the Securities and Exchange Commission.

     The Administration Agreement between the Corporation and Brown Brothers Harriman & Co. (dated November 1, 1993) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as each Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Administration Agreement between each Portfolio and Brown Brothers Harriman Trust Company (dated December 15, 1993) shall remain in effect for successive annual periods, but only so long as such agreement is specifically approved at least annually in the same manner as each Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors/Trustees most recently approved the Corporation's Administration Agreement on November 10, 1998 and each Portfolio's Administration Agreement on February 9, 1999. Each agreement will terminate automatically if assigned by either party thereto and is terminable by the Corporation or a Portfolio at any time without penalty by a vote of a majority of the Directors of the Corporation or the Trustees of such Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation or the Portfolio, as the case may be (see "Additional Information"). The Corporation's Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman & Co. Each Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by the corresponding Fund and other investors in such Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company. Each agreement is terminable by the respective Administrator on 90 days' written notice to the Corporation or the Portfolio, as the case may be.
     The administrative fee payable to Brown Brothers Harriman & Co. from the Fund is calculated daily and payable monthly at an annual rate equal to 0.125% of the Fund's average daily net assets. For the services rendered to the Portfolio and related expenses borne by Brown Brothers Harriman Trust Company as Administrator of the Portfolio, Brown Brothers Harriman Trust Company receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.035% of the Portfolio's average daily net assets. Prior to November 1, 1999, Brown Brothers Harriman & Co. was paid monthly at an annual rate equal to 0.15% of each Fund's average daily net assets. For the fiscal years ended October 31, 1996, 1997 and 1998 the European Equity Fund incurred $195,566, $233,628 and $241,367, respectively, for administrative services. For the fiscal years ended October 31, 1996, 1997 and 1998, the Pacific Basin Equity Fund incurred $213,287, $215,035 and $65,043, respectively, for administrative services.

         Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman Trust Company, 59 Wall Street Administrators performs such subadministrative duties for each Portfolio as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, MA 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of SFG. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of each Portfolio, participation in the preparation of documents required for compliance by the Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees of and investors in the Portfolio, and other functions that would otherwise be performed by the Administrator of the Portfolio as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Portfolio. Prior to March 1, 1999, Signature Financial Group (Cayman) Limited acted as subadministrator under the same terms and conditions as set forth herein.

DISTRIBUTOR
-------------------------------------------------------------------

     59 Wall Street Distributors acts as exclusive Distributor of shares of each Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statements and each Fund's prospectus as required under federal and state securities laws.

         59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

         The Distribution Agreement (dated September 5, 1990, as amended and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement. The Distribution Agreement was most recently approved by the Independent Directors of the Corporation on February 9, 1999. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of each Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".) The Distribution Agreement is terminable with respect to each Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.

SHAREHOLDER SERVICING AGENT
-------------------------------------------------------------------
         The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Funds, among other things: answers inquiries from shareholders of and prospective investors in the Funds regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Funds; assists shareholders of and prospective investors in the Funds in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in a Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Fund's average daily net assets represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.

FINANCIAL INTERMEDIARIES
-------------------------------------------------------------------
         From time to time, the Funds' Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Funds who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS
-------------------------------------------------------------------
         The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Funds who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, each financial institution receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Funds average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
-------------------------------------------------------------------

         Brown Brothers Harriman & Co. (the "Custodian"), 50 Milk Street, Boston, Massachusetts 02109, is Custodian for each Fund and each Portfolio and Transfer and Dividend Disbursing Agent for each Fund.

     As Custodian for each Fund, it is responsible for holding the Fund's assets (i.e., cash and the Fund's interest in its corresponding Portfolio) pursuant to a custodian agreement with the Corporation. Cash is held for each Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Corporation, the Custodian maintains the accounting records for each Fund and each day computes the net asset value per share of the Fund. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of each Fund's shares.

         As Custodian for each Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for each Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of each Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.

INDEPENDENT AUDITORS
-------------------------------------------------------------------
         Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Funds and the Portfolios.

NET ASSET VALUE; REDEMPTION IN KIND
-------------------------------------------------------------------
         The net asset value of each of a Fund's shares is determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is so open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of a Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets (i.e., the value of its investment in its corresponding Portfolio and other assets) the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

         The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding Fund is determined. The value of a Fund's investment in its corresponding Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. The value of a Fund's investment in its corresponding Portfolio is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

         The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 p.m., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Securities listed on a foreign exchange are valued at the last quoted sales price available before the time at which net assets are valued.

         Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates available at the time of valuation.

         Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolios' Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired was more than 60 days, unless this is determined not to represent fair value by the Trustees of the Portfolios.

         Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolios' Trustees.

         Subject to the Corporation's compliance with applicable regulations, the Corporation has reserved the right to pay the redemption price of shares of each Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Corporation is obligated with respect to any one investor during any 90 day period to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of such 90 day period.

COMPUTATION OF PERFORMANCE
-------------------------------------------------------------------

         The average annual total return of a Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

         The annualized average rate of return of a Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

         The annualized average rate of return for the European Equity Fund and the Pacific Basin Equity Fund for the period November 1, 1990 (commencement of operations) to October 31, 1998 was 12.57% and 2.68%, respectively. The average annual rate of return for the European Equity Fund and the Pacific Basin Equity Fund for the fiscal year ended October 31, 1998 was 19.34% and -10.78%, respectively. The average annual rate of return for the European Equity Fund and the Pacific Basin Equity Fund for the five-year period ended October 31, 1998 was 13.50% and -6.04%, respectively.

         Performance calculations should not be considered a representation of the average annual or total rate of return of a Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by a Portfolio and that Portfolio's and its corresponding Fund's expenses during the period.

         Total and average annual rate of return information may be useful for reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, a Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

         Each Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors.
Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include a Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the MSCI-Europe and MSCI-Pacific) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. A Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings from various sources, such as Micropal, may be quoted.

         Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.



PURCHASES AND REDEMPTIONS

-------------------------------------------------------------------

         A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

         The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

         In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

         An investor should be aware that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

         The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares.



FEDERAL TAXES

-------------------------------------------------------------------

         Each year, the Corporation intends to continue to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company"of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Funds are not subject to federal income taxes on its net income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on a Fund to the extent that certain distribution requirements for that Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements. Each Portfolio is also not required to pay any federal income or excise taxes. Under Subchapter M of the Code each Fund is not subject to federal income taxes on amounts distributed to shareholders.
         Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of a Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of a Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of a Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of that Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). Foreign currency gains that are not directly related to a Fund's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of a Fund's net investment income and net short-term capital gains earned in each year must be distributed to that Fund's shareholders.

         Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.
         Dividends paid from the Funds are not eligible for the dividends-received deduction allowed to corporate shareholders because the income of the Portfolios does not consist of dividends paid by domestic corporations.

         Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for a Portfolio lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, that Portfolio may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of a Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.
         Certain  options  contracts  held  for a  Portfolio  at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long that Portfolio has held such options. A Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.
         If shares are purchased by a Portfolio in certain foreign investment entities, referred to as "passive foreign investment companies", the corresponding Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on the Fund's portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders, in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.
         Return of Capital. Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from a Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.
         Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

   Foreign Taxes. Foreign Taxes. Each Fund may be subject to foreign withholding taxes and if more than 50% of the value of the Fund's share of the corresponding Portfolio's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by the Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of the Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation elects to treat foreign income taxes paid from the Fund as paid directly by the Fund's shareholders, the Fund's shareholders would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit or deduction in such amount. (No deduction is permitted in computing alternative minimum tax liability). Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from a Fund from its foreign source income is treated as foreign source income. The Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from a Fund.
         Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501 (c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to a Fund's shareholders.
         In certain circumstances foreign taxes imposed with respect to a Fund's income may not be treated as income taxes imposed on the Fund. Any such taxes would not be included in the Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to the Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than the Fund.
         Other Taxes. A Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.
         Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of each Funds fiscal year. Additional tax information is mailed to shareholders in January.
         Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.
         This tax discussion is based on the tax laws and regulations in effect on the date of the Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
------------------------------------------------------------------------------

         The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of the European Equity Fund and 25,000,000 as shares of Pacific Basin Equity Fund. The Board of Directors may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are four such series in addition to the Funds.

         Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         Shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares, when issued, are fully paid and non-assessable by the Corporation. Stock certificates are not issued by the Corporation.

         The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of a Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of that Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law. The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

         The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

         Each Portfolio, in which all of the assets of the Fund are invested, is organized as a trust under the law of the State of New York. The Portfolio's Declaration of Trust provides that the corresponding Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the corresponding Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the corresponding Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio. Each investor in each Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in each Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.

         Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of the corresponding Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

         The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Interests in each Portfolio will have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. Each Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

PORTFOLIO BROKERAGE TRANSACTIONS
---------------------------------------------------------------------

         Each  Portfolio  is  managed  actively  in  pursuit  of its  investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% annual turnover rate would occur, for example, if all securities in a Portfolio (excluding short-term obligations) were replaced once in a period of one year. The portfolio turnover rate for the European Equity Fund was 82% and 56% for the fiscal years ended October 31, 1997 and 1998, respectively. For the same time periods, the portfolio turnover rate for the Pacific Basin Equity Fund was 63% and 91%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.

         In effecting securities transactions for a Portfolio, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker=s financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charge. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

         The Investment Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from that Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which that Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for that Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolios. In some instances, this procedure might adversely affect a Portfolio.

         For the fiscal year ended October 31, 1996, the aggregate commissions paid by the European Equity Fund and the Pacific Basin Equity Fund were $262,804 and $542,629, respectively. For the fiscal year ended October 31, 1997, the aggregate commissions paid by the European Equity Fund and the Pacific Basin Equity Fund were $625,439 and $669,481, respectively. For the fiscal year ended October 31, 1998, the aggregate commissions paid by the European Equity Fund and the Pacific Basin Equity Fund were $460,433 and $362,267, respectively.

         Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

         All of the transactions for the Portfolios are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman & Co. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Portfolios. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Corporation does not reduce the fee paid by a Portfolio to the Investment Adviser by any amount that might be attributable to the value of such services. A committee, comprised of officers and partners of Brown Brothers Harriman & Co. who are portfolio managers of some of Brown Brothers Harriman & Co.'s managed accounts (the
"Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. The Directors of the Corporation review regularly the reasonableness of commissions and other transaction costs incurred for the Portfolios in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally. Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION
-------------------------------------------------------------------

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

     Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available from Brown Brothers Harriman & Co.

     The Corporation may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors of the Corporation determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies of the Portfolio In the event the Directors of the Corporation were unable to accomplish either, the Directors will determine the best course of action.

         With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS
-------------------------------------------------------------------

         The Annual Report of the Funds dated October 31, 1998 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which also contains performance information will be provided, without charge, to each person receiving this Statement of Additional Information.


WS5306G